                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                              ___________________

                                    Form 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)  July 6, 1999 (June 28, 1999)
                                                --------------------------------


                          Rental Service Corporation
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



Delaware                              000-21237               33-0569350
--------------------------------------------------------------------------------
(State or Other Jurisdiction         (Commission            (I.R.S. Employer
of Incorporation)                    File Number)         Identification No.)



6929 East Greenway Parkway, Suite 200, Scottsdale, Arizona            85254
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                            (Zip Code)



Registrant's telephone number, including area code    (480) 905-3300
                                                    ----------------------------


                                Not Applicable
-------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report.)

Item 5.  Other Events

              On June 28, 1999, Rental Service Corporation entered into an Agreement and Plan of Merger with Atlas Copco North America Inc. and Pandion Acquisition Corp., a wholly-owned subsidiary of Atlas Copco North America. A copy of the merger agreement and the text of the Company's press release relating to the execution of the merger agreement are attached hereto as Exhibits 2.1 and 99.1, respectively, and are incorporated by reference herein.

              In connection with the execution and delivery of the merger agreement, Atlas Copco AB, a corporation formed and organized under the laws of the Kingdom of Sweden, executed a guaranty, dated as of June 28, 1999, pursuant to which Atlas Copco AB unconditionally guarantees the prompt payment and performance of the obligations and agreements of Atlas Copco North America and Pandion Acquisition under the merger agreement. A copy of the guaranty is attached hereto as Exhibit 2.2 and is incorporated by reference herein.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

        (a)   Financial Statements of Businesses Acquired

              Not applicable

        (b)   Pro Forma Financial Information

              Not applicable

        (c)   Exhibits

              2.1 Agreement and Plan of Merger, dated as of June 28, 1999, by and among Rental Service Corporation, Atlas Copco North America Inc. and Pandion Acquisition Corp.*

              2.2    Guaranty executed by Atlas Copco AB dated June 28, 1999.*

              99.1 Press Release issued by Rental Service Corporation dated June 28, 1999.*


____________

*    Filed as an Exhibit to the Solicitation/Recommendation Statement on
     Schedule 14D-9 dated June 29, 1999 and incorporated by reference herein.

                                   Signature

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        RENTAL SERVICE CORPORATION


Date:  July 6, 1999                     By:  /s/ Robert M. Wilson
                                        ----------------------------------------
                                        Name:  Robert M. Wilson
                                        Title:  Executive Vice President, Chief
                                                Financial Officer, Secretary and
                                                Treasurer

                                 EXHIBIT INDEX


Exhibit                                    Description of Exhibit
---------    -------------------------------------------------------------------
      2.1     Agreement and Plan of Merger, dated as of June 28, 1999, by and among Rental Service Corporation, Atlas Copco North America Inc.
              and Pandion Acquisition Corp.*

      2.2     Guaranty executed by Atlas Copco AB dated June 28, 1999.*

     99.1     Press Release issued by Rental Service Corporation dated June 28,
              1999.*

-----------
*    Filed as an Exhibit to the Solicitation/Recommendation Statement on
     Schedule 14D-9 dated June 29, 1999 and incorporated by reference herein.